United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

September 27, 2002	1-13796

Date of Report (Date of earliest event reported)	Commission File Number

Gray Television, Inc.
(Exact name of registrant as specified in its charter)

Georgia	52-0285030

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

4370 Peachtree Road, NE
Atlanta, Georgia 30319

(Address of Principal Executive Offices) (Zip Code)

(404) 504-9828

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-4.1 FORM OF LOCKUP AGREEMENT
EX-5.1 OPINION OF PROSKAUER ROSE LLP
EX-5.2 OPINION OF TROUTMAN SANDERS LLP
EX-8.1 OPINION PROSKAUER ROSE LLP
EX-23.1 CONSENT OF PRICEWATERHOUSE COOPERS LLP
EX-23.2 CONSENT OF ERNST & YOUNG LLP
EX-23.3 CONSENT OF MCGLADREY & PULLEN, LLP

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b)	Not applicable

(c)	Exhibits

Exhibit 4.1	Form of Lockup Agreement by and among certain stockholders and/or officers and/or directors of Gray Television, Inc. and Deutsche Bank Securities Inc. and Merrill Lynch & Co.

Exhibit 5.1	Opinion of Proskauer Rose LLP as to the legality of the securities offered in the Prospectus Supplement relating to the offering of 27,500,000 shares of Common Stock

Exhibit 5.2	Opinion of Troutman Sanders LLP as to the legality of the securities offered in the Prospectus Supplement relating to the offering of 27,500,000 shares of Common Stock

Exhibit 8.1	Opinion of Proskauer Rose LLP as to the material U.S. federal income tax consequences to the holders of the securities offered in the Prospectus Supplement relating to the offering of shares of Common Stock

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP for the Prospectus Supplement relating to the offering of 27,500,000 shares of Common Stock

Exhibit 23.2	Consent of Ernst & Young LLP for the Prospectus Supplement relating to the offering of 27,500,000 shares of Common Stock

Exhibit 23.3	Consent of McGladrey & Pullen, LLP for the Prospectus Supplement relating to the offering of 27,500,000 shares of Common Stock

Exhibit 23.4	Consent of Proskauer Rose LLP (incorporated by reference to Exhibit 5.1)

Exhibit 23.5	Consent of Troutman Sanders LLP (incorporated by reference to Exhibit 5.2)

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 27, 2002		GRAY TELEVISION, INC.

		By:	/s/ James C. Ryan

James C. Ryan Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

4.1	Form of Lockup Agreement by and among certain stockholders and/or officers and/or directors of Gray Television, Inc. and Deutsche Bank Securities Inc. and Merrill Lynch & Co.

5.1	Opinion of Proskauer Rose LLP as to the legality of the securities offered in the Prospectus Supplement relating to the offering of 27,500,000 shares of Common Stock

5.2	Opinion of Troutman Sanders LLP as to the legality of the securities offered in the Prospectus Supplement relating to the offering of 27,500,000 shares of Common Stock

8.1	Opinion of Proskauer Rose LLP as to the material U.S. federal income tax consequences to the holders of the securities offered in the Prospectus Supplement relating to the offering of 27,500,000 shares of Common Stock

23.1	Consent of PricewaterhouseCoopers LLP for the Prospectus Supplement relating to the offering of 27,500,000 shares of Common Stock

23.2	Consent of Ernst & Young LLP for the Prospectus Supplement relating to the offering of 27,500,000 shares of Common Stock

23.3	Consent of McGladrey & Pullen, LLP for the Prospectus Supplement relating to the offering of 27,500,000 shares of Common Stock

23.4	Consent of Proskauer Rose LLP (incorporated by reference to Exhibit 5.1)

23.5	Consent of Troutman Sanders LLP (incorporated by reference to Exhibit 5.2)

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